December 14, 2009
BY EDGAR
Mr. Jeff Foor
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	VALIC Company II
File Numbers 333-53589 and 811-08789
CIK No. 0001062374
Fund: Small Cap Value Fund
Dear Mr. Foor:
As counsel to VALIC Company II (the “Registrant”), I am transmitting for filing the definitive proxy statement for the Registrant under Section 14 of the Securities Act of 1934, as amended, concurrently with this letter. We received your comments provided during our telephone conversation and have responded to them according, as follows:
1.	Q&A Section. Please confirm that the reference that the board of trustees concluded that the addition of SunAmerica as a co-sub-adviser of the Small Cap Value Fund would help improve the Fund’s returns, lead to more consistent performance, and allow growth of the Fund’s assets without constraining any one sub-adviser’s ability to manage the Fund effectively.

Response: We have revised the discussion in the proxy statement regarding the factors the board of trustees considered in connection with its approval of the SunAmerica Sub-advisory Agreement (as defined therein). Please see page 7 of the proxy statement.

2.	Advisory/Subadvisory Fees. In the section of the proxy statement titled “Will the Fund’s advisory and sub-advisory fees change?,” please address two statements noting that SunAmerica’s fees being the same as the fees paid to JP Morgan Investment Advisers Inc. (“JPMIA”).

Response: Originally, two slightly different sentences were included in the discussion to highlight the fact that SunAmerica, an affiliate of VALIC, was being paid at the same advisory fee rate as the existing sub-adviser, JPMIA. We have deleted the first sentence to avoid the redundancy and believe that such revision does not materially change the information being provided to shareholders. Please see page 4 of the proxy statement.

3.	Board Factors; Retention of Advisory Fees. Please advise whether the Board of Trustees considered that the addition of SAAMCo would result in a net gain to AIG-affiliated entities.

Response: We have revised the disclosure accordingly. Please see page 7 of the proxy statement.

4.	Board Factors; Performance. Please expand/clarify the Board’s conclusion that the Fund’s performance was being adequately addressed.

Response: We have revised the disclosure accordingly. Please see page 7 of the proxy statement.
The Registrant acknowledges that: (a) it is responsible for the adequacy and accuracy of the disclosure in the proxy statement; (b) the Securities and Exchange Commission’s (the “Commission”) comments and changes to the disclosure in the proxy statement made in response to the Commission’s comments do not foreclose the Commission from taking any action with respect to the proxy statement; and (c) it may not assert the Commission’s comments or responses to the Commission’s comments as a defense in any proceeding initiated by the Commission or any person pursuant to U.S. federal securities laws.
Please call me at (713) 831-3299 or Nori Gabert at (713) 831-5165 with any comments or questions you may have. You may also fax information to (713) 831-2258.

Sincerely,
/s/ MARK MATTHES

Mark Matthes Senior Counsel